4Q & FY 2009 Earnings
- transforming investment into future value
4Q and Full Year Earnings Conference Call
February 18, 2010
EXHIBIT 99.1

4Q & FY 2009 Earnings
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-
looking statements are based on the Corporation’s expectations and involve risks and uncertainties;
consequently, actual results may differ materially from those expressed or implied in the statements.
Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Important Note to Investors
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer

4Q & FY 2009 Earnings
2009 consolidated earnings of $54.3 million, or $1.94 per share, compared to $48.1 million, or $1.92 per share in 2008
4Q ’09 consolidated earnings of $6.7 million, or $0.22 per share, compared to $8.7 million, or $0.35 per share, in 4Q ’08
 ➢ Net income grew by approximately 13%, resulting in favorable earnings of $0.02 per share compared to 2008; including $0.21 per share earnings dilution from May 2009 equity offering
 » Decoupling adjustment provided Commission-determined distribution revenue requirement
 » Controlled operating costs
 » Earned slightly above allowed distribution return on equity
 » Transmission net income growth - higher rate base and equity capitalization
 ➢ Successfully managed through a tumultuous year in the capital markets
 » Issued 4.6M shares of common stock in May 2009, raising $91.4M net proceeds
 » Refinanced/remarketed $153.5M of long-term debt in 2009
 » Completed GenConn $534M project and equity bridge loan financing in April 2009

Full Year & 4Q 2009 Financial Results - Summary

4Q & FY 2009 Earnings
Quarter Ended December 31,
Year Ended December 31,
2009
2008
Difference
2009
2008
Difference
UI
Distribution, CTA* and Other
1.4
$

3.0
$

(1.6)
$

31.7
$

27.4
$

4.3
$

Transmission
6.1

6.7

(0.6)

25.3

23.7

1.6

Total UI Net Income
7.5
$

9.7
$

(2.2)
$

57.0
$

51.1
$

5.9
$

UIL Corporate
(0.8)

(0.9)

0.1

(2.6)

(2.7)

0.1

Total Continuing Operations
6.7
$

8.8
$

(2.1)
$

54.4
$

48.4
$

6.0
$

Discontinued Operations - Xcelecom
-

(0.1)

0.1

(0.1)

(0.3)

0.2

Total Net Income
6.7
$

8.7
$

(2.0)
$

54.3
$

48.1
$

6.2
$

Average Shares Outstanding - Basic
30.0

25.2

4.8

28.0

25.1

2.9

EPS
0.22
$

0.35
$

(0.13)
$

1.94
$

1.92
$

0.02
$

The dilutive effect of the May 2009 issuance of an additional 4,600,000 shares of common stock in the fourth quarter and full year of 2009 was $0.07 per share and $0.21 per share, respectively.
* Competitive Transition Assessment
4Q & Full Year 2009 Financial Results

4Q & FY 2009 Earnings
➢ Successfully managed O&M expense in
 total for the year
➢ Decoupling adjustment provided DPUC-
 determined revenue requirement
➢ Regulatory true up items include
 adjustments made in 2008 that did not
 occur in 2009
➢ Uncollectible expense was lower and a
 portion was allocated to Generation
 Services Charge
➢ Pension & postretirement expense
 unfavorable variance primarily due to
 negative impact of the financial markets
 on pension and postretirement assets.
 Such cost increases were fully recoverable
Transmission - growth in net income
➢ Earning on higher rate base and equity capitalization

Quarter Ended
Year Ended
December 31, 2009
December 31, 2009
Favorable/(Unfavorable) ($M)
vs. 2008
vs. 2008
Operating Revenues
Decoupling adjustment
(0.7)
$

3.2
$

Regulatory true up items
2.2

6.3

Distribution rates & pricing
2.6

4.1

Sales volume
(0.6)

(5.9)

Operation and Maintenance (O&M) Expense
Customer service - allocated
(0.9)

0.3

Uncollectibles
0.8

4.1

Outside services and other expense
(2.1)

1.6

Pension & postretirement
(1.6)

(7.0)

Other
(1.3)

(2.4)

Distribution, CTA & Other Net Income variance
(1.6)
$

4.3
$

2009 Earnings Details Compared to the Same Periods in 2008
Distribution, CTA & Other

4Q & FY 2009 Earnings
* Covenant debt calculation includes total debt plus lease obligations and guarantees
* Covenant requirement - not greater than 65% for both UIL & UI
Solid Liquidity Position Enabling Future Growth
 ➢ Successful equity issuance in 2009
 ➢ No plans to issue additional equity before the end of 2010
 ➢ Unrestricted cash and temporary investments of $15.3M as of 12/31/09
 ➢ Year-end 2009 debt covenant ratios* of 56% and 53%, for UIL & UI, respectively
 ➢ No short-term borrowings outstanding under $175M credit facility as of
 12/31/09

$103.5
$64.5
$57.0
$49.3
2010
2011
2012
2013
Pollution Control Put Bonds
Debt
UI Equity Bridge Loan

4Q & FY 2009 Earnings
Liquidity outlook
 ➢ UIL & UI have a $175M joint credit facility due
 12/22/11 ($50M of limit available for UIL)
 » No short-term borrowings outstanding under this
 facility as of 12/31/09
 ➢ UIL also has an uncommitted money market
 loan facility
 » No outstanding balance as of 12/31/09
 ➢ UI must pay off $121.5M equity bridge loan to
 fund its portion of the contribution to GenConn
 on the commercial operation date for each
 facility, Devon 6/2010, Middletown 6/2011
 » Borrowings under this facility as of 12/31/09 were
 $107.8M
 ➢ Application requesting approval of UI
 incremental long-term debt of $275M for years
 2010-2013 expected to be filed with the DPUC
 during the 1Q ’10
 ➢ UIL had $49.3M of long-term debt at the
 holding company as of 2/16/10

Debt maturity schedule as of 12/31/09 ($M)
NONE
Solid liquidity position enabling future CapEx plans
$27.5M refunded 2/1/10
$4.3M sinking fund payment 2/16/10
$31.8
*
* To be remarketed
Debt Maturity and Liquidity Details

4Q & FY 2009 Earnings
	Approximate 2010 Net Income *	2010 EPS
The United Illuminating Company
Distribution, CTA & Other	$30 - $32	$0.98 - $1.05
Transmission	26 - 28	0.85 - 0.93
GenConn	2 - 3	0.07 - 0.09
Total UI	$58 - $62	$1.93 - $2.05
Corporate	(3) - (2)	(0.09) - (0.05)
Total UIL	$56 - $61	$1.87 - $2.02

2009 Actual	$54.3	$1.94
Expectations are not intended to be additive
* Rounded to the nearest million
 ➢ 2010 EPS estimates include $0.15 per share dilution from May 2009 equity issuance, when compared to 2009
 ➢ Earnings from CTA are expected to decline $0.06-$0.08 per share in 2010
 ➢ GenConn Devon is expected to be on-line in June 2010
 ➢ 2010 Distribution & CTA allowed ROE of 8.75% is slightly down from 2009 earned ROE of 8.89%
 ➢ Distribution & CTA has a reasonable opportunity to earn its allowed ROE of 8.75% in 2010
 ➢ Transmission is expected to earn a weighted average return on equity of 12.3% to 12.5%
2010 EPS Guidance as of February 18, 2010

4Q & FY 2009 Earnings
2010 Outlook
Connecticut’s economy
 ➢ Unemployment remains below national average
 » Non-seasonally adjusted rate as of 12/09: 8.5% CT // 9.7% national
 ➢ CT has lost 94,500 jobs from the 3/08 peak    predicted to reach 100,000 level by
 mid-2010
Our outlook
 ➢ Expect slight to modest economic growth in our service territory in 2010

4Q & FY 2009 Earnings
2010 Regulatory Update
 ➢  Distribution rate increase effective 1/1/10
 » Incremental $19.4M over 2009 plus additional $21.6M ’09 & ’10 pension cash recovery
 » $2.4M to the bottom line in equity return
 » $10.9M one-time, non-recurring cash recovery of ’09 regulatory assets
 ➢ Generic ROE proceeding (DN 09-10-06)
 » Comments from interested parties filed
 » Hearings set for end of May
 » Final decision expected end of September

Base Plan - GenConn Energy

Joint venture between UI and NRG

Regulated cost-of-service approach utilizing contract for differences

- Return on equity, lifetime floor - 9.75%

- Devon & Middletown units on schedule to be in-service in June 2010 & June 2011, respectively
  - On schedule and is over 60% complete

4Q & FY 2009 Earnings
UI Equity Bridge Loan
➢ $121.5M in total à $107.8M drawn as of
 12/31/09
 » $57M due 6/1/10 with Devon in-service
 » $64.5M due 6/1/11 with Middletown in-service
NRG Equity Bridge Loan
➢ $121.5M in total
GenConn Project Financing
➢ $291M in total à includes $48M working
 capital facility
Financing
 ➢ 50/50 debt/equity
Status
 ➢ Devon Plant
 ➢ Middletown Plant
 » Construction underway
 ➢ GenConn rate case for establishment of 2010
 revenue requirements filed in December 2009
 » Additional information on UIL’s website in the Investors
 section on the Regulatory page

4Q & FY 2009 Earnings
Middletown
In-service June 2011
Devon
In-service June 2010
Construction site photos as of the late December/early January timeframe.
GenConn Energy - Current View of Progress

$175
$150
$125
$100
$75
$50
$25
$0
$M
$141
$158
$47
$84
$57
$53
Distribution
Transmission
GenConn
Previous '10 Est. - Nov. '09
Current '10 Est.

4Q & FY 2009 Earnings
Changes from Previous Estimate*
 ➢ Distribution
 » Core Support spending accelerated
 from future years
 ➢ Transmission
 » Grand Ave Switching Station
 spending accelerated from future
 years

Full 10-year Capex Plan Refresh .... coming Mid 2010
Current ’10 Estimate of $295M
Previous ’10 Estimate of $245M
** No significant change to 2010
rate base. Full 5-year rate base
refresh coming mid 2010. **
* Changes in Capex primarily do not affect rate base until 2012
2010 Capital Expenditure Forecast Update

4Q & FY 2009 Earnings
	Opportunity / Enabler	Notes / Summary	Distribution	Transmission	In-State Generation
A	Renewable Portfolio Standards	Six of seven New England states have adopted standards. CT has limited means to comply. Possible collaboration among New England Transmission Owners.		✓	✓
B	New England Governors’ Blueprint	Published September ’09. Significant transmission build- out needed (potential $7B to $9B range, could be higher or lower)		✓	✓
C	Smart Grid	Advanced metering, enhanced monitoring and customer applications	✓	✓
D	Reliability, Capacity, Aging Infrastructure	On-going studies to assess future needs	✓	✓
E	Section 83 CT Public Act 07-242	Allows UI to purchase, operate existing plants offered for sale within the state			✓
Future Growth - Opportunities / Enablers

4Q & FY 2009 Earnings
Progressive pure-play
electric utility
Transmission focus
(FERC Regulated)
Regulation
 ➢ Virtually 100% regulated
 ➢ Long history of National 1st quartile reliability performance
 ➢ 20 year leader in Conservation & Load Management programs
 ➢ Smart Grid - ahead of the curve
 ➢ 2010 composite return on equity of approximately 12.3%-12.5% and capital structure of 50% equity
 ➢ Identified future investment opportunities
 ➢ Proven ability to execute, e.g. Middletown-to-Norwalk transmission line
 ➢ Recent distribution rate case includes favorable items such as revenue decoupling mechanism, pension tracker and cost of debt tracking mechanism
 ➢ Expected enhanced stability and predictability of earnings
 ➢ 2010 blended transmission & distribution allowed return on equity of approx. 10.1%-10.2%
UIL: progressive pure-play electric utility with significant growth opportunities and an attractive dividend yield
Conservative financial
strategy
 ➢ Commitment to investment grade credit profile
 ➢ Disciplined capital investment program
 ➢ Consistent history of dividend payments
High probability
growth
 ➢ $1.7 billion 10-year capital expenditure program
 ➢ Base plan provides significant growth - 90+% probability of occurrence
 ➢ GenConn: cost-of-service electric generation development underway
Investment Highlights

UIL

TRANSMISSION UPGRADE EFFICIENT G

TRANSMISSION UPGRADE EFFICIENT GENERATION LOWER EMISSIONS ENERGY EFF

ENERGY EFFICIENCY RENEWABLE ENERGY RESOURCES

4Q & FY 2009 Earnings
Q&A